                                                                  EXHIBIT 10.74

                          FOURTH AMENDMENT AND WAIVER


     THIS FOURTH AMENDMENT AND WAIVER (this "Amendment") is entered into as of the 6th day of April, 1999, by and among the banks listed on the signature pages hereof (the "Lenders"), KEVCO, INC., a Texas corporation (the "Borrower"), and NATIONSBANK, N.A. (successor by merger to NationsBank of Texas, N.A.), as Administrative Agent for the Lenders (the "Administrative Agent"), to the extent and in the manner provided for in the Credit Agreement (defined below and herein so called).

                           BACKGROUND

                    (a)       The Lenders, the Borrower, and the Administrative
                         Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of December 1, 1997 (as amended through the date hereof and as further amended, extended, renewed, or restated from time to time, the "Credit Agreement"; terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

                    (b)       The Determining Lenders, the Borrower and the
                         Administrative Agent entered into a Waiver, dated December 30, 1998 (the "First Waiver"), waiving any Event of Default with respect to Sections 7.10 and
                         7.11 of the Credit Agreement which may have occurred as a result of the failure of the Borrower to comply with said Sections for the fiscal quarter ending December 31, 1998 (the "Existing Events of Default").

                    (c)       The Determining Lenders, the Borrower and the
                         Administrative Agent entered into a Second Waiver, dated February 15, 1999 (the "Second Waiver"), extending the termination of the First Waiver from February 15, 1999, to February 25, 1999.

                    (d)       Lenders, the Borrower and the Administrative Agent
                         entered into a Third Amendment and Waiver, dated February 25, 1999 (the "Third Amendment and Waiver"), extending the termination of the Second Waiver from February 25, 1999, to March 31, 1999, which has subsequently been extended to April 15, 1999.

                    (e)       The waiver granted in the Third Amendment and
                         Waiver will expire on April 15, 1999, whereupon the Lenders will have the option to exercise all rights and remedies that they have under the Credit Agreement with respect to the

                         Existing Events of Default, including but not limited to, refusing to make any additional Advances under the Credit Agreement.

                    (f)       The Borrower has requested a waiver with respect
                         to the Existing Events of Default and Defaults arising under Sections 6.2 and 6.3 of the Credit Agreement because of the Borrower's failure within the 90-day period set forth to deliver the information required with respect to its 1998 fiscal year (the "Additional Defaults"), thereby allowing the Borrower to obtain additional Advances under the Credit Agreement which would not otherwise be permitted under the terms of the Credit Agreement and the Third Amendment and Waiver.

                    (g)       As an accommodation to the Borrower in order to
                         permit the Borrower to obtain additional Advances under the Credit Agreement, the Lenders, conditioned upon the Borrower's compliance with the terms and conditions set forth herein, hereby agree to such waiver with respect to the Existing Events of Default as provided herein.

                    (h)       Additionally, the Borrower, Administrative Agent,
                         and the Lenders desire to amend the Credit Agreement to provide for, among other things, (i) an extension of the Liquidity Commitment Maturity Date, and (ii) changes to certain other provisions contained in the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

1. WAIVER. Subject to the satisfaction of the conditions of effectiveness set forth in Section 9 of this Amendment and the other conditions contained herein, the Lenders hereby waive the Existing Events of Default and the Additional Defaults.

2. NO WAIVER. The waiver provided in Section 1 of this Amendment shall not be and shall not be deemed to be a waiver of any Defaults or Events of Default under the Credit Agreement other than the Existing Events of Default.

3. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

                    (a)       Section 1.1 is amended by amending and restating
                         the following terms:

                         "Interest Coverage Ratio" means, for any period, the
                    ratio of EBITDA to interest expense (including interest expense pursuant to Capitalized Lease Obligations, but excluding non-cash amortization of Subordinated Debt and other non-cash loan costs) of the Borrower and its Subsidiaries for such period.

                         "Liquidity Commitment Maturity Date" means June 30,
                    1999, or the earlier date of termination in whole of the Liquidity Commitment pursuant to the Loan Documents.

                         "Facility A Term Loan Maturity Date" means June 30,
                    2000, or the earlier date of acceleration of the Facility A Term Loan Advances pursuant to Section 8.2 hereof.

                         "Facility B Term Loan Maturity Date" means June 30,
                    2000, or the earlier date of acceleration of the Facility B Term Loan Advances pursuant to Section 8.2 hereof.

                         "Revolving Commitment Maturity Date" means June 30,
                    2000, or the earlier date of termination in whole of the Revolving Credit Commitment pursuant to Section 2.6 or 8.2 hereof.

                             (b)     Section 2.5(c) is entirely amended, as
                                follows:

                         (c) Prepayments from Sales of Assets. Concurrently
                    with the receipt of Net Cash Proceeds from the sale or disposition by the Borrower or any of its Subsidiaries of any assets (including the Capital Stock of any Subsidiary) sold or disposed of (other than (i) the sale of inventory and other assets sold in the ordinary course of business,
                    (ii) the sale or other disposition of worn out or obsolete assets, and (iii) the sale or other disposition of Cash Equivalents in the ordinary course of business) during any fiscal year in which the aggregate Net Cash Proceeds previously received from such asset sales during such fiscal year exceeds $500,000, the Borrower shall prepay Advances in a principal amount equal to 100% of the amount by which aggregate Net Cash Proceeds received from such asset sales during such fiscal year exceeds $500,000. Any such prepayments shall (i) include accrued interest to the date of such prepayment on the principal amount prepaid,
                    (ii) be applied to repay outstanding Liquidity Advances and to permanently reduce the Liquidity Commitment by the amount of such prepayment, and if there are no Liquidity Advances outstanding, such prepayment shall be applied to the unpaid principal amount of the Facility A Term Loan Advances and the Facility B Term Loan Advances, in inverse order of maturity, pro rata based upon the respective principal amounts of the Facility A Term Loan Advances and Facility B Term Loan Advances outstanding at the time of such prepayment (provided, however, if at any time that there are no Liquidity Advances, Facility A Term Loan Advances or Facility B Term Loan Advances outstanding, any such prepayment shall be applied to repay outstanding Revolving Credit Advances and to permanently reduce the Revolving Credit

                    Commitment by the amount of such prepayment), and (iii) not be subject to the notice and minimum payment provisions of this Section 2.5.

                             (c)     Section 2.5(d) is entirely amended, as
                                follows:

                         (d) Prepayments from Excess Cash Flow. On March 31,
                    2000, the Borrower shall prepay Liquidity Advances, Facility A Term Loan Advances, or Facility B Term Loan Advances, as applicable, in an aggregate principal amount equal to 75% of Excess Cash Flow, if any, for the fiscal year ending immediately preceding such date. Any such prepayment shall (i) include accrued interest to the date of such prepayment on the principal amount prepaid, (ii) be applied to repay outstanding Liquidity Advances and to permanently reduce the Liquidity Commitment by the amount of such prepayment, and if there are no Liquidity Advances outstanding, such prepayment shall be applied to the unpaid principal amount of the Facility A Term Loan Advances and the Facility B Term Loan Advances, in inverse order of maturity, pro rata based upon the respective principal amounts of the Facility A Term Loan Advances and Facility B Term Loan Advances outstanding at the time of such prepayment, and (iii) not be subject to the notice and minimum payment provisions of this Section 2.5.

                             (d)     Section 2.5(e) is entirely amended, as
                                follows:

                         (e) Prepayment from Sales Of Capital Stock.
                    Concurrently with the receipt of Net Cash Proceeds from the sale or disposition by the Borrower to any Person (other than (i) to the Borrower or any of its Subsidiaries and
                    (ii) sales of Capital Stock the Net Proceeds of which are concurrently applied to complete an Acquisition permitted pursuant to Section 7.6 hereof) of any Capital Stock of the Borrower, the Borrower shall prepay Advances in an aggregate principal amount equal to 50% of such Net Cash Proceeds. Any such prepayments shall (i) include accrued interest to the date of such prepayment on the principal amount prepaid, (ii) be applied to repay outstanding Liquidity Advances and to permanently reduce the Liquidity Commitment by the amount of such prepayment, and if there are no Liquidity Advances outstanding, such prepayment shall be applied to the unpaid principal amount of the Facility A Term Loan Advances and the Facility B Term Loan Advances, in inverse order of maturity, pro rata based upon the respective principal amounts of the Facility A Term Loan Advances and Facility B Term Loan Advances outstanding at the time of such prepayment (provided, however, if at any time that there are no Liquidity Advances, Facility A Term Loan Advances or Facility B Term Loan Advances outstanding, any such prepayment shall be applied to repay outstanding Revolving Credit Advances and to permanently reduce the Revolving Credit Commitment by the amount of such prepayment), and (iii) not be subject to the notice and minimum payment provisions of this Section 2.5.

                             (e)     Section 2.5(f) is entirely amended, as
                                follows:

                           (f) Prepayment from Issuance of Institutional Debt
                  and Subordinated Debt. Concurrently with the receipt of Net Cash Proceeds from the issuance of Institutional Debt and Subordinated Debt (excluding the Senior Subordinated Notes) by the Borrower or any of its Subsidiaries to any Person, the Borrower shall prepay Advances in an aggregate principal amount equal to 100% of such Net Cash Proceeds. Any such prepayments shall (i) include accrued interest to the date of such prepayment on the principal amount prepaid, (ii) be applied to repay outstanding Liquidity Advances and to permanently reduce the Liquidity Commitment by the amount of such prepayment, and if there are no Liquidity Advances outstanding, such prepayment shall be applied to the unpaid principal amount of the Facility A Term Loan Advances and the Facility B Term Loan Advances, in inverse order of maturity, pro rata based upon the respective principal amounts of the Facility A Term Loan Advances and Facility B Term Loan Advances outstanding at the time of such prepayment (provided, however, if at any time that there are no Liquidity Advances, Facility A Term Loan Advances or Facility B Term Loan Advances outstanding, any such prepayment shall be applied to repay outstanding Revolving Credit Advances and to permanently reduce the Revolving Credit Commitment by the amount of such prepayment), and (iii) not be subject to the notice and minimum payment provisions of this Section 2.5.

                             (f)     Section 2.8(b) is entirely amended, as
                                follows:

                         (b) Facility A Term Loan Advances. To the extent not
                    otherwise required to be paid earlier as provided herein, the principal amount of the Facility A Term Loan Advances shall be repaid on each Quarterly Date and on the Facility A Term Loan Maturity Date in such amounts as set forth next to each such date below:

                                                 Amount of Reduction of Facility A
                  Quarterly Date                 Term Loan Advances as of each Date
                  --------------                 ----------------------------------
                 June 30, 1999                             $  1,250,000
                September 30, 1999                         $  1,250,000
                December 31, 1999                          $  1,250,000
                 March 31, 2000                            $  1,875,000
                 June 30, 2000                             $ 33,125,000
                                                  or such other amount of Facility A
                                                  Term Loan Advances then outstanding

                             (g)     Section 2.8(c) is entirely amended, as
                                follows:

                         (c) Facility B Term Loan Advances. To the extent not
                    otherwise required to be paid earlier as provided herein, the principal amount of the Facility B Term Loan

                    Advances shall be repaid on each Quarterly Date and on the Facility B Term Loan Maturity Date in such amounts as set forth next to each such date below:


                                                  Amount of Reduction of Facility B
                   Quarterly Date                 Term Loan Advances as of each Date
                   --------------                 ----------------------------------
                   June 30, 1999                           $   100,000
                 September 30, 1999                        $   100,000
                 December 31, 1999                         $   100,000
                  March 31, 2000                           $   100,000
                  June 30, 2000                            $39,100,000
                                                   or such other amount of Facility B
                                                   Term Loan Advances then outstanding

                              (h)    Section 6.7 is entirely amended, as
                                 follows:

                         Section 6.7 Monthly Financial Statements and
                    Information. Within 30 days after the end of each month,
                    (a) a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such month and the related consolidated statement of income for such month and for the elapsed portion of the year ended with the last day of such month, and (b) a report comparing actual results of operations for such month compared to budgeted performance; all of which shall be certified by the president or chief financial officer or other officer of the Borrower acceptable to the Administrative Agent, to be, in his or her opinion acting solely in his or her capacity as an officer of the Borrower, complete and correct in all material respects and to present fairly, in accordance with GAAP, the financial position and results of operations of the Borrower and its Subsidiaries as at the end of and for such month, and for the elapsed portion of the year ended with the last day of such month, subject only to normal year-end adjustments.

                              (i)    Section 7.5 is entirely amended, as
                                 follows:

                         Section 7.5 Sale of Assets. The Borrower shall not,
                    and shall not permit any of its Subsidiaries to, sell, lease, abandon, transfer or otherwise dispose of assets in an aggregate amount during any fiscal year in excess of $500,000, except (i) sales of inventory and other assets sold in the ordinary course of business, (ii) sales or other dispositions of worn out or obsolete assets, (iii) sales of Cash Equivalents in the ordinary course of business, or (iv) asset sales, the Net Cash Proceeds of which are applied in accordance with Section 2.5(c) hereof.

                              (j)    Section 7.10 is entirely amended, as
                                 follows:

                         Section 7.10 Leverage Ratio. The Borrower shall not
                    permit the Leverage Ratio to be greater than (a) 9.00 to 1 for the fiscal quarter ending March 31, 1999, (b) 12.25 to 1 for the fiscal quarter ending June 30, 1999, (c) 13.25 to 1 for the fiscal quarter ending September 30, 1999, (d)
                    10.75 to 1 for the fiscal quarter ending December 31, 1999, and (e) 9.50 to 1 at the end of any fiscal quarter ending thereafter.

                              (k)    Section 7.11 is deleted in its entirety,
                                 and the following is inserted:

                         Section 7.11 INTENTIONALLY OMITTED.

                              (l)     Section 7.12 is entirely amended, as
                                 follows:

                         Section 7.12 Net Worth. The Borrower shall not permit
                    the Net Worth (without deduction from Net Worth of non-cash loan amortization costs which have been accelerated to the period ending on the applicable date of calculation by reason of amendments to the definitions of Facility A Term Loan Maturity Date, Facility B Term Loan Maturity Date, and Revolving Commitment Maturity Date in the Fourth Amendment and Waiver to the Credit Agreement dated as of April 6,
                    1999) at any time to be less than $35,000,000 at any time during the period commencing on January 1, 1999 and continuing through and including September 30, 1999, and
                    (c) $32,000,000 at all times thereafter.

                              (m)     Section 7.15 is entirely amended, as
                                 follows:

                         Section 7.15 Capital Expenditures. The Borrower shall
                    not permit the Capital Expenditures (exclusive of Acquisitions) to be paid or incurred by it and its Subsidiaries to exceed, for the period beginning on January 1, 1999 and ending on a date set forth below, the amount set forth opposite such date:

                                                                 Amount
                     Period Ending                           In $ Thousands
                     -------------                           --------------

                     March 31, 1999                          1,500
                     June 30, 1999                           4,525
                     September 30, 1999                      5,525
                     December 31, 1999                       6,500
                     March 31, 2000                          8,000
                     June 30, 2000                           9,500

                              (n)     New Sections 7.17 and 7.18 are added
                                 immediately following Section 7.16, as follows:

                         Section 7.17 EBITDA. The Borrower shall not permit
                    EBITDA for the period beginning on January 1, 1999 and ending on a date set forth below to be less than the amount set forth opposite such date:

                                                                Amount
                           Period Ending                    In $ Thousands
                           -------------                    --------------

                           March 31, 1999                    3,000
                           June 30, 1999                     8,000
                           September 30, 1999               13,000
                           December 31, 1999                18,000
                           March 31, 2000                   23,000
                           June 30, 2000                    28,000

                         Section 7.18 Interest Coverage Ratio. The Borrower
                    shall not permit the Interest Coverage Ratio to be less than 1.00 to 1 for any period of determination. For purposes of this Section 7.18, the Interest Coverage Ratio shall be measured quarterly (beginning with the fiscal quarter beginning April 1, 1999) as of the last day of each fiscal quarter of Borrower, and (a) beginning on June 30, 1999, and continuing through and including December 31, 1999, determined for the period beginning on April 1, 1999, and ending on the last day of such fiscal quarter, and (b) at all times after December 31, 1999, determined for the 12 month period ending on the last day of such fiscal quarter.

4.   CERTAIN COVENANTS.

     (a) The Borrower shall fully cooperate with all reasonable requests made by the Administrative Agent or any Lender with respect to (i) the granting and perfection of security interests in Collateral, including without limitation use commercially reasonable efforts with respect to obtaining additional Landlord Waivers required by Administrative Agent, and (ii) information regarding all books, records and assets of the Borrower and its Subsidiaries and will permit and cooperate with any collateral audit undertaken by or on behalf of the Lenders, with all such costs to be borne by the Borrower.

     (b) anything in the Credit Agreement or any other Loan Document, the Borrower may not request, and Administrative Agent and Lenders will not make, LIBOR Advances, and each LIBOR Advance outstanding on the date hereof shall be converted to a Base Rate Advance at the end of the current Interest Period for such LIBOR Advance. To such extent, Sections 2.9, 2.11, 2.13, and other provisions of the Loan Documents applicable to LIBOR Advances are hereby deleted.

5. ACKNOWLEDGMENT OF THE BORROWER. The Borrower acknowledges and agrees that the Lenders executing this Amendment have done so in their sole discretion and without any obligation. The Borrower further acknowledges and agrees that any action taken or not taken by the Lenders or the Administrative Agent prior to, on or after the date hereof shall not constitute a waiver or modification of any term, covenant or provision of any Loan Document other than with respect to the Existing Events of Default or prejudice any rights or remedies other than with respect to the Existing Events of Default which the Administrative Agent or any Lender now has or may have in the future under any Loan Document, Applicable Law or otherwise, all of which rights and remedies are expressly reserved by the Administrative Agent and the Lenders.

6. SUBSIDIARIES ACKNOWLEDGMENT. By signing below, each of the Subsidiaries which has executed a Subsidiary Guaranty (a) consents and agrees to this Amendment's execution and delivery, (b) ratifies and confirms its obligations under its Subsidiary Guaranty, (c) acknowledges and agrees that its obligations under its Subsidiary Guaranty are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty.

7.   RELEASE.

     (a) The Borrower and each Guarantor hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective affiliates and subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the "Borrower Claims") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which the Borrower or any Guarantor ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Amendment and which were in any manner related to any of the Loan Documents or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto.

     (b) The Borrower and each Guarantor covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Amendment and were in any manner related to any of the Loan Documents.

     (c)    The agreements of the Borrower and each Guarantor set forth in this
         Section 7 shall survive termination of this Amendment and the other Loan Documents.

8. REPRESENTATIONS AND WARRANTIES TRUE, NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants to the Lenders that, as of the date hereof and after giving effect to the waiver set forth in Section 1 of this Amendment:

     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date; and

     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

9. CONDITIONS OF EFFECTIVENESS. This Amendment shall not be effective until all corporate actions of Borrower taken in connection herewith and the transactions contemplated hereby shall be satisfactory in form and substance to Administrative Agent and Lenders, and each of the following conditions precedent shall have been satisfied:

     (a) All reasonable out-of-pocket fees and expenses in connection with the Loan Documents, including this Amendment, including legal and other professional fees and expenses incurred on or prior to the date of this Amendment by Administrative Agent or any Lender, including, without limitation, the fees and expenses of Winstead Sechrest & Minick P.C. and Arthur Andersen L.L.P., shall have been paid.

     (b) Administrative Agent and each Lender shall have received each of the following, in form and substance satisfactory to Administrative Agent, Lenders and Administrative Agent's counsel:

               (i) an opinion of PricewaterhouseCoopers, accountants for the Borrower and its Subsidiaries, with respect to the fiscal year 1998 audited consolidated financial statements of the Borrower, which shall not be limited as to the scope of the audit or qualified as to the status of the Borrower and its Subsidiaries as a going concern;

               (ii) a certificate of the Borrower certifying (A) as to the accuracy in all material respects, after giving effect to this Amendment and the Waiver in Section 1 hereof, of the representations and warranties set forth in the Credit Agreement, the other Loan Documents and in this Amendment, and (B) that there exists no Default or Event of Default, after giving effect to this Amendment and the Waiver in Section 1 hereof, and the execution, delivery and performance of this Amendment will not cause a Default or Event of Default;

               (iii) certified copies of resolutions of the boards of directors of the Borrower and each Subsidiary authorizing the transactions contemplated by this Amendment; and

               (iv) such other documents, certificates and instruments as the Administrative Agent shall require prior to the date hereof.

10. ADDITIONAL EVENT OF DEFAULT. It will be an Event of Default if the Borrower shall fail, on or before May 15, 1999, to deliver to Lenders a comprehensive business plan, acceptable as to scope to Administrative Agent and its counsel and financial consultants, prepared in consultation with PricewaterhouseCoopers.

11.  REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this
Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.

12. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

13. GOVERNING LAW: BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Administrative Agent, each Lender and their respective successors and assigns.

14. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as the date first above written.

                                 KEVCO, INC.



                                 By: /s/ JERRY E. KIMMEL
                                    -------------------------------------------
                                    Name:   Jerry E. Kimmel
                                         --------------------------------------
                                    Title:  Chairman of the Board
                                          -------------------------------------


                                 NATIONSBANK, N.A., as Administrative Agent and as a Lender



                                 By: /s/ WILLIAM E. LIVINGSTON, IV
                                    -------------------------------------------
                                    Name:   William E. Livingston, IV
                                         --------------------------------------
                                    Title:  Managing Director
                                          -------------------------------------

                                 NATIONAL CITY BANK KENTUCKY



                                 By: /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Name:   [Illegible]
                                         --------------------------------------
                                    Title:  Senior Vice President
                                          -------------------------------------



                                 GUARANTY FEDERAL BANK, F.S.B.



                                 By: /s/ ROBERT S. HAYS
                                    -------------------------------------------
                                    Name:   Robert S. Hays
                                         --------------------------------------
                                    Title:  Vice President
                                          -------------------------------------

                                 WELLS FARGO BANK, N.A.



                                 By: /s/ ROGER ERUENDT
                                    -------------------------------------------
                                    Name:   Roger Eruendt
                                         --------------------------------------
                                    Title:  Vice President
                                          -------------------------------------


                                 PILGRIM PRIME RATE TRUST

                                 By: Pilgrim Investments, Inc., as its
                                     Investment Manager


                                 By: /s/ MICHEL PRINCE
                                    -------------------------------------------
                                    Name:   Michel Prince
                                         --------------------------------------
                                    Title:  Vice President
                                          -------------------------------------


                                 ARCHIMEDES FUNDING, L.L.C.

                                 By: ING Capital Advisors, Inc., as Collateral
                                     Manager


                                 By: /s/ MICHAEL J. CAMPBELL
                                    -------------------------------------------
                                    Name:   Michael J. Campbell
                                         --------------------------------------
                                    Title:  Senior Vice President &
                                          -------------------------------------
                                            Portfolio Manager
                                          -------------------------------------

                                 ALLIANCE CAPITAL FUNDING, L.L.C.

                                 By: Alliance Capital Management, L.P., as
                                     Manager on behalf of ALLIANCE CAPITAL
                                     FUNDING, L.L.C.

                                     By: ALLIANCE CAPITAL
                                         MANAGEMENT CORPORATION
                                         General Partner of Alliance Capital
                                         Management, L.P.


                                     By: /s/ JOEL SEREBRANSKY
                                        ---------------------------------------
                                        Name:  Joel Serebransky
                                             ----------------------------------
                                        Title: Vice President
                                              ---------------------------------

                                 MERRILL LYNCH DEBT STRATEGIES PORTFOLIO

                                 By: Merrill Lynch Asset Management, L.P., as
                                     Investment Advisor


                                 By: /s/ ANDREW EIGGIO
                                    -------------------------------------------
                                    Name:   Andrew Eiggio
                                         --------------------------------------
                                    Title:  Authorized Signatory
                                          -------------------------------------


                                 Merrill Lynch Debt Global Investment Series:
                                 INCOME STRATEGIES PORTFOLIO

                                 By: Merrill Lynch Asset Management, L.P., as
                                     Investment Advisor


                                 By: /s/ ANDREW EIGGIO
                                    -------------------------------------------
                                    Name:   Andrew Eiggio
                                         --------------------------------------
                                    Title:  Authorized Signatory
                                          -------------------------------------


                                 BANK ONE, TEXAS, N.A.


                                 By: /s/ BRADLEY C. PETERS
                                    -------------------------------------------
                                    Name:   Bradley C. Peters
                                         --------------------------------------
                                    Title:  Vice President
                                          -------------------------------------


                                 PAM CAPITAL FUNDING LP

                                 By: Highland Capital Management, L.P.,
                                     as Collateral Manager


                                 By: /s/ JAMES DONDERO
                                    -------------------------------------------
                                    Name:   James Dondero
                                         --------------------------------------
                                    Title:  President
                                          -------------------------------------

ACKNOWLEDGED AND AGREED:

KEVCO MANAGEMENT, INC.


By: /s/ JERRY E. KIMMEL
   -------------------------------------------
   Name:   Jerry E. Kimmel
        --------------------------------------
   Title:  Chairman of the Board
         -------------------------------------


KEVCO HOLDING, INC.


By: /s/ JERRY E. KIMMEL
   -------------------------------------------
   Name:   Jerry E. Kimmel
        --------------------------------------
   Title:  Chairman of the Board
         -------------------------------------


KEVCO GP, INC.


By: /s/ JERRY E. KIMMEL
   -------------------------------------------
   Name:   Jerry E. Kimmel
        --------------------------------------
   Title:  Chairman of the Board
         -------------------------------------




KEVCO COMPONENTS, INC.


By: /s/ JERRY E. KIMMEL
   -------------------------------------------
   Name:   Jerry E. Kimmel
        --------------------------------------
   Title:  Chairman of the Board
         -------------------------------------



DCM DELAWARE, INC.


By: /s/ JERRY E. KIMMEL
   -------------------------------------------
   Name:   Jerry E. Kimmel
        --------------------------------------
   Title:  Chairman of the Board
         -------------------------------------

KEVCO MANUFACTURING, L.P.

By: KEVCO GP, INC., its General Partner


By: /s/ JERRY E. KIMMEL
   -------------------------------------------
   Name:   Jerry E. Kimmel
        --------------------------------------
   Title:  Chairman of the Board
         -------------------------------------

KEVCO DISTRIBUTION, L.P.

By: KEVCO GP, INC., its General Partner


By: /s/ JERRY E. KIMMEL
   -------------------------------------------
   Name:   Jerry E. Kimmel
        --------------------------------------
   Title:  Chairman of the Board
         -------------------------------------